Exhibit 23


CONSENT OF INDEPENDENT ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1999, on the consolidated financial statements and supporting schedule and exhibit of GTE Northwest Incorporated and subsidiary included in this Form 10-K, into the Registration Statement filed on Form S-3 (File No. 333-63655).





Dallas, Texas                                              ARTHUR ANDERSEN LLP
March 31, 1999